EXHIBIT 32.2

CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), I, David W. Cathell, Executive Vice President/ Treasurer & Chief Financial Officer of ACNB Corporation (the “Company”), hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2017 (the “Report”):

1.              Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and,

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the year-ended December 31, 2017.

Date: March 9, 2018	By:	/s/ DAVID W. CATHELL
David W. Cathell
Executive Vice President/
Treasurer & Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.